UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2006

                                 GeneThera, Inc.
             (Exact name of Registrant as specified in its charter)

     FLORIDA                       2836                    66-0622463
 (State or other       (Primary Standard Industrial      (I.R.S. Employer
  jurisdictions         Classification Code Number)   Identification number)
 of incorporation
 or organization

                 3930 Youngfield Street
                    Wheat Ridge, CO                       80033
        (Address of principal executive offices)       (Zip Code)

                           Telephone: (303) 463-6371
              (Registrant's telephone number, including area code)
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Accountants.

On March 6, 2006, the Company received a letter from Kantor, Geisler, and Oppenheimer, PA ("KGO") declining to stand for reelection as independent accountants of GeneThera, Inc. (the "Company"). Kantor, Geisler & Oppenheimer, PA's reports on the financial statements of GeneThera, Inc. during the two most recent fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles; with the exception of a "going concern" qualification for the two most recent fiscal years preceding the date hereof.

During the last two fiscal years and the subsequent interim period, there were no disagreements (either material or immaterial) with GeneThera, Inc. on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Kantor, Geisler & Oppenheimer, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

None of the "reportable events" described in Item 304(a)(1)(ii) of Regulation S-K occurred with respect to GeneThera, Inc. within the last two fiscal years and the subsequent interim period to the date of their decision to decline to stand for re-election.

The change in accountants was approved by unanimous written consent of the Board of Directors on March 17, 2006.

The registrant has requested the former independent accountants to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in Item 4.01(a) of that certain Form 8-K filed on March 23, 2006 and, if not, stating the respects in which it does not agree.

(b) New Independent Accountants.

The Company engaged Jaspers + Hall ("JH") to act as its independent auditors, effective March 15, 2006. During the Company's three most recent fiscal years and any subsequent interim period prior to engaging JH, the Company has not consulted JH regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and JH did not provide either a written report or oral advice to the Company that JH concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined in Item 304 of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: March 31, 2006                        GeneThera, Inc.

                                            By: /S/ Dr. Tony Milici
                                                -----------------------
                                                Dr. Tony Milici
                                                Chief Executive Officer




ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 17 Letter from Kantor, Geisler & Oppenheimer
Exhibit 18 Letter from Kantor, Geisler & Oppenheimer